SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2002

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                          1-5287                       22-2879612
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey
(Address of principal executive offices)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 3


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Item 5. Other Events.

     On March 4, 2002, Pathmark Stores, Inc., a Delaware corporation ("Pathmark"), announced that it has signed an agreement with The Stop & Shop Supermarket Company ("Stop & Shop") to acquire nine Big V Shop-Rite supermarkets in conjunction with Stop & Shop's proposal to acquire substantially all of the Big V Shop-Rite supermarkets pursuant to filing of a Plan of Reorganization by Stop & Shop and certain creditors of Big V Supermarkets, Inc. with the Bankruptcy Court.

     A copy of the press release, dated March 4, 2002, issued by Pathmark, is attached hereto as Exhibit 99.1





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                                  EXHIBIT INDEX

Exhibit
No.                           Description
---                           -----------

99.1                          Press Release, issued by the registrant, dated
                              March 4, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATHMARK STORES, INC.

Date: March 4, 2002                           By:  /s/ Marc A. Stassler
                                                   -----------------------------
                                                   Name:  Marc A. Strassler
                                                   Title:  Senior Vice President
                                                           and General Counsel